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                                                            EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


          We consent to the incorporation by reference in this Registration Statement of Getty Images, Inc. on Form S-8 of our report dated
August 12, 1997 (September 16, 1997, as to Note 1) appearing in Amendment No. 5 to the Registration Statement No. 333-38777 of Getty Images, Inc.
on Form S-4 filed on January 7, 1998.



                                   Deloitte & Touche LLP


Seattle, Washington
February 11, 1998